Exhibit 10.10

AMENDMENT NO. 1 TO CREDIT AGREEMENT

AMENDMENT NO. 1 TO CREDIT AGREEMENT, dated as of July 9, 2008 (this “Amendment”), among BT TRIPLE CROWN MERGER CO., INC., a Delaware corporation (“Merger Sub”), CITIBANK, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer, and each lender from time to time party hereto (collectively, the “Lenders” and individually, a “Lender”).

PRELIMINARY STATEMENTS

Merger Sub, each lender from time to time party thereto (the “Lenders”) and the Administrative Agent have entered into a Credit Agreement, dated as of May 13, 2008 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”).

Merger Sub has requested that the Lenders agree to amend certain provisions of the Credit Agreement as set forth herein.

The Required Lenders are willing so to amend the Credit Agreement pursuant to the terms and subject to the conditions set forth herein.

In consideration of the mutual covenants and agreements herein contained, the parties hereto covenant and agree as follows:

SECTION 1. Definitions. Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement.

SECTION 2. Amendment to Section 1.01. Section 1.01 of the Credit Agreement is hereby amended as follows:

(a) by adding in the appropriate alphabetical order the following new definitions:

“Administrative Agent Claim” has the meaning specified in Section 9.16(i).

“Secured Party Claim” means any amount which a Foreign Subsidiary Revolving Borrower owes to a Secured Party under or in connection with the Loan Documents.

(b) by replacing the words “Section 7.02(d)(iv)” with the words “Section 7.02(d)(v)” in clause (h) of the definition of “Available Amount”;

(c) by inserting the words “on or” immediately prior to the words “after the Closing Date” in the definition of “Foreign Subsidiary Revolving Borrowers”;

(d) by replacing the words “(a) England and Wales or (b) Canada” with “(a) England and Wales, (b) Canada or (c) The Netherlands” in the definition of “Qualified Foreign Subsidiary”;

SECTION 3. Amendment Section 7.03. Section 7.03 of the Credit Agreement is hereby amended as follows:

(a) by replacing the words in Section 7.03(t) “and otherwise comply with Section 6.11 and additional Indebtedness thereunder not to exceed an aggregate principal amount of $500,000,000” with “and otherwise comply with Section 6.11, additional Indebtedness thereunder not to exceed an aggregate principal amount of $500,000,000”;

(b) by replacing the words in Section 7.03(t) “Indebtedness under this clause (y)” with “Indebtedness under this clause (z)”; and

(c) by deleting the words in the third to last paragraph “the first paragraph of this Section and”.

SECTION 4. Amendment to Section 2.05. Section 2.05(b)(ii)(B) of the Credit Agreement is hereby amended by replacing the words “other than any Disposition specifically excluded from the application of Section 2.05(b)(ii)(A)” with the words “other than any Disposition specifically excluded from the application of this Section 2.05(b)(ii)(B)”.

SECTION 5. Amendment to Section 9.16. Section 9.16 of the Credit Agreement is amended by replacing it in its entirety with the following:

“SECTION 9.16. Administrative Agent as Holder of any Security Created by any Collateral Document Governed by the Laws of the Netherlands. With respect to any Foreign Subsidiary Revolving Borrower organized or incorporated under the laws of the Netherlands:

(i) Each Foreign Subsidiary Revolving Borrower must pay the Administrative Agent, as an independent and separate creditor, an amount equal to each Secured Party Claim on its due date (the “Administrative Agent Claim”).

(ii) The Administrative Agent may enforce performance of any Administrative Agent Claim in its own name as an independent and separate right. This includes any suit, execution, enforcement of security, recovery of guarantees and applications for and voting in respect of any kind of insolvency proceeding.

(iii) Each Secured Party must, at the request of the Administrative Agent, perform any act required in connection with the enforcement of any Administrative Agent Claim. This includes joining in any proceedings as co-claimant with the Administrative Agent.

(iv) Each Foreign Subsidiary Revolving Borrower irrevocably and unconditionally waives any right it may have to require a Secured Party to join in any proceedings as co-claimant with the Administrative Agent in respect of any Administrative Agent Claim.

(v) Discharge by a Foreign Subsidiary Revolving Borrower of a Secured Party Claim will discharge the corresponding Administrative Agent Claim in the same amount. Discharge by a Foreign Subsidiary Revolving Borrower of an Administrative Agent Claim will discharge the corresponding Secured Party Claim in the same amount.

(vi) The aggregate amount of the Administrative Agent Claims will never exceed the aggregate amount of the Secured Party Claims.

(vii) A defect affecting an Administrative Agent Claim against a Foreign Subsidiary Revolving Borrower will not affect any Secured Party Claim. A defect affecting a Secured Party Claim against a Foreign Subsidiary Revolving Borrower will not affect any Administrative Agent Claim.”

SECTION 6. Amendment to Schedule 1.01E. Schedule 1.01E of the Credit Agreement is hereby amended by inserting the words “except, in the case of NBC Universal, Inc., which shall be limited to any Subsidiary of the foregoing (and shall expressly not include GE Capital or any other Subsidiary or division of General Electric Co. engaged in the business of corporate finance)” immediately after “any Affiliate of the foregoing.”

SECTION 7. Conditions to Effectiveness. This Amendment shall become effective upon the Administrative Agent’s receipt of executed counterparts of this Amendment, executed by Merger Sub and the Required Lenders.

SECTION 8. Credit Agreement. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Agents, the L/C Issuer, the Borrowers or any other Loan Party under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrowers to any future consent to, or waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.

SECTION 9. Applicable Law; Waiver of Jury Trial.

(A) THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK (EXCEPT AS OTHERWISE EXPRESSLY PROVIDED THEREIN).

(B) EACH PARTY HERETO AGREES AS SET FORTH IN SECTION 9.10 OF THE CREDIT AGREEMENT AS IF SUCH SECTION WERE SET FORTH IN FULL HEREIN.

SECTION 10. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by facsimile or electronic transmission of an executed counterpart of a signature page to this Amendment shall be effective as delivery of an original executed counterpart of this Amendment. The Agents may also require that any such documents and signatures delivered by facsimile or electronic transmission be confirmed by a manually signed original thereof; provided that the failure to request or deliver the same shall not limit the effectiveness of any document or signature delivered by facsimile or electronic transmission.

SECTION 11. Headings. The Section headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment

SECTION 12. Severability. If any provision of this Amendment is held to be illegal, invalid or unenforceable, the legality, validity and enforceability of the remaining provisions of this Amendment shall not be affected or impaired thereby and the intent of such illegal, invalid or unenforceable provision shall be followed as closely as legally possible. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

[Signature pages follow.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first written above.

BT TRIPLE CROWN MERGER CO., INC.

By:	/s/ James C. Carlisle
Name:	James C. Carlisle
Title:	Vice President / Assistant Treasurer

[Signature Page - Amendment No. 1]

CITIBANK, N.A.,
as Administrative Agent, Swing Line Lender, L/C Issuer and as a Lender,

By:	/s/ Ross MacIntyre
Name:	Ross MacIntyre
Title:	Managing Director and Vice President

[Signature Page - Amendment No. 1]

DEUTSCHE BANK AG NEW YORK BRANCH,
as a Lender

By:	/s/ David Mayhew
Name:	David Mayhew
Title:	Managing Director

By:	/s/ James Kelleher
Name:	James Kelleher
Title:	Director

[Signature Page - Amendment No. 1]

MORGAN STANLEY SENIOR FUNDING INC., as a Lender

By:	/s/ Gene Martin
Name:	Gene Martin
Title:	Vice President

[Signature Page - Amendment No. 1]

CREDIT SUISSE, CAYMAN ISLANDS BRANCH,
as a Lender

By:	/s/ Judith E. Smith
Name:	Judith E. Smith
Title:	Director

By:	/s/ Doreen Barr
Name:	Doreen Barr
Title:	Vice President

[Signature Page - Amendment No. 1]

THE ROYAL BANK OF SCOTLAND PLC,
as a Lender

By:	/s/ Steven F. Killileg
Name:	Steven F. Killileg
Title:	Managing Director

[Signature Page - Amendment No. 1]

WACHOVIA BANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Joe Mynatt
Name:	Joe Mynatt
Title:	Director

[Signature Page - Amendment No. 1]